Exhibit 99.1

deCODE GENETICS, INC.
2006 EQUITY INCENTIVE PLAN
 (As Approved by Stockholders on May 9, 2006)

deCODE GENETICS, INC.
2006 EQUITY INCENTIVE PLAN

ARTICLE 1. PURPOSE OF THE PLAN; TYPES OF AWARDS

1.1  Purpose. The deCODE genetics, Inc. 2006 Equity Incentive Plan is intended to provide selected (i) Employees of the Corporation and its Subsidiaries; (ii) consultants and advisers who perform services for the Corporation or its Subsidiaries; and (iii) non-employee directors of the Corporation and its Subsidiaries with an opportunity to acquire Common Stock of the Corporation. The Plan is designed to help the Corporation attract, retain, and motivate certain Employees, Consultants, and Non-Employee Directors to make substantial contributions to the success of the Corporation’s business and the businesses of its Subsidiaries. Awards will be granted under the Plan based, among other things, on a participant’s level of responsibility and performance within the Corporation and its Subsidiaries.

1.2  Authorized Plan Awards. Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, and SARs (including Tandem SARs) may be awarded within the limitations of the Plan herein described; provided, however, that Incentive Stock Options (including Tandem SARs coupled with Incentive Stock Options) may not be granted to Directors or Consultants.

ARTICLE 2. DEFINITIONS

2.1  “Administrator.”  The Board of Directors or a committee of the Board to which the Board delegates the administration of the Plan as provided herein.

2.2  “Agreement.”  A written or electronic agreement between the Corporation and a Participant evidencing the grant of an Award. A Participant may be issued one or more Agreements from time to time, reflecting one or more Awards.

2.3  “Adoption Date.”  The date on which the Board adopts this Plan, subject to the approval of the Plan by the Corporation’s stockholders.

2.4  “Award.”  The grant of a Stock Option, Restricted Stock, or a SAR.

2.5  “Board.”  The Board of Directors of the Corporation.

2.6  “Change in Control.”  Except as otherwise provided in an Agreement, the first to occur of any of the following events unless, in the case of Clauses (a), (b) and (c), such event is pursuant to a plan or arrangement approved by the Board:

(a)  The Corporation is merged with or into or consolidated with another corporation or other entity under circumstances where (i) the stockholders of the Corporation immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing more than fifty percent (50%) of the voting power of the Corporation or other surviving entity;

(b)  The Corporation is liquidated or sells or otherwise disposes of substantially all of its assets in a single transaction or a series of related transactions;

(c)  Any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) except for any of the Corporation’s employee benefit plans, or any entity holding the Corporation’s voting securities for, or pursuant to, the terms of any such plan (or any trust forming a part thereof) shall become the beneficial owner (within the meaning of Rule 13d-3 under such Act) of forty (40%) percent or more of the Common Stock of the Corporation; or

(d)  During any period of two consecutive years, individuals, who at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election by the Corporation’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

Notwithstanding Clause (c), a Change in Control shall not be deemed to have occurred if a person becomes the beneficial owner, directly or indirectly, of the Corporation’s securities representing forty (40%) percent or more of the combined voting power of the Corporation’s then outstanding securities solely as a result of an acquisition by the Corporation of its voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person to forty (40%) percent or more of the combined voting power of the Corporation’s then outstanding securities; provided, however, that if a person becomes a beneficial owner of forty (40%) percent  or more of the combined voting power of the Corporation’s then outstanding securities by reason of share purchases by the Corporation and shall, after such share purchases by the Corporation, become the beneficial owner, directly or indirectly, of any additional voting securities of the Corporation (other than as a result of a stock split, stock dividend or similar transaction), then a Change in Control of the Corporation shall be deemed to have occurred with respect to such person under Clause (c).

2.7  “Code.”  The Internal Revenue Code of 1986, as amended.

2.8  “Common Stock.”  The common stock of the Corporation (par value $.001 per share) as described in the Corporation’s certificate of incorporation, or such other stock as shall be substituted therefor.

2.9  “Consultant.”  A natural person who, or an employee of any entity that, has contracted directly with the Corporation or a Subsidiary to provide bona fide services to the Corporation or a Subsidiary not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee or a Non-Employee Director who is paid only for providing services as a Director.

2.10  “Corporation.”  deCODE genetics, Inc., a Delaware corporation.

2.11  “Disability.” The meaning given such term in a person’s employment, consulting or other agreement with the Corporation or, in the absence thereof, in any disability insurance policy maintained by the Corporation or a Subsidiary employing or contracting with such person, or in the absence thereof, as defined in Section 22(e)(3) of the Code.

2.12  “Employee.”  Any common law employee of the Corporation or a Subsidiary, including any individual employed through an agreement between the Corporation or a

Subsidiary and a professional employer organization; provided, however, that the term “Employee” does not include any individual who renders services pursuant to a written arrangement that expressly provides that the individual is not eligible for participation in the Plan, regardless if such individual is later determined by the Internal Revenue Service or a court of law to be a common law employee.

2.13  “Exchange Act.”  The Securities Exchange Act of 1934, as amended.

2.14  “Fair Market Value.”  As of any date:

(a)  If the Common Stock is listed on an established stock exchange or exchanges (including the Nasdaq Stock Market), the Fair Market Value shall be deemed to be the closing price of the Common Stock on such stock exchange or exchanges on the day before such date. If no sale of Common Stock has been made on any stock exchange on that day, the Fair Market Value shall be deemed to be such closing price for the next preceding day on which a sale occurred.

(b)  If the Common Stock is not listed on an established stock exchange (including the Nasdaq Stock Market), the Fair Market Value shall be the mean between the closing dealer “bid” and “asked” prices for the Common Stock for the day before such date, and if no “bid” and “asked” prices are quoted for the day before such date, the Fair Market Value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

(c)  In the event that the Common Stock is not traded on an established stock exchange (including the Nadsaq Stock Market) and no closing dealer “bid” and “asked” prices are available on the day before such date, then, subject to the conditions and limitations of Code Section 409A, and the guidance promulgated thereunder, the Fair Market Value will be the price established by the Administrator in good faith.

(d)  In connection with determining the Fair Market Value on any relevant day, the Administrator may use any source deemed reliable; and its determination shall be final and binding on all affected persons, absent clear error.

2.15  “Incentive Stock Option.”  A Stock Option intended to satisfy the requirements of Code Section 422(b).

2.16  “Non-Employee Director.”  A member of the Board or of the board of directors of a Subsidiary who is not an Employee.

2.17  “Nonqualified Stock Option.”  A Stock Option that does not satisfy the requirements of Code Section 422(b).

2.18  “Optionee.”  A Participant who is granted a Stock Option pursuant to the provisions of the Plan.

2.19  “Participant.”  An Employee, Consultant, or Non-Employee Director to whom an Award has been granted and remains outstanding.

2.20  “Performance Criteria.”  Any objective determination of performance as specified by the Administrator in an Award. Performance Criteria may differ from Participant to Participant and from Award to Award. Performance Criteria shall be established by the Administrator prior to the issuance of a Performance Grant.

2.21  “Performance Goal.”  One or more goals established by the Administrator that relate to one or more Performance Criteria with respect to an Award intended to constitute a Performance Grant. A Performance Goal shall relate to such period of time, as may be specified by the Administrator at the time of the awarding of a Performance Grant.

2.22  “Performance Grant.”  An Award, the award, vesting or receipt without restriction of which, is conditioned on the satisfaction of one or more Performance Goals.

2.23  “Plan.”  The deCODE genetics, Inc. 2006 Equity Incentive Plan.

2.24  “Restricted Stock.”  An award of Common Stock pursuant to the provisions of the Plan, which award is subject to such restrictions and other conditions, if any, including achievement of one or more Performance Goals, as may be specified by the Administrator at the time of such award.

2.25  “Reference Value.”  The dollar amount fixed as such at the date of grant of a SAR, which amount shall not be less than the Fair Market Value of the Common Stock on such date.

2.26  “Retirement.”  The termination of employment or service with the Corporation or a Subsidiary of a Participant who is an Employee or a Non-Employee Director following the first day of the month coincident with or next following (i) attainment of age 65, and (ii) the completion of five (5) years service, in the case of an Employee, or three (3) years of service, in the case of a Non-Employee Director.

2.27  “Securities Act.”  The Securities Act of 1933, as amended.

2.28  “SAR.”  A stock appreciation right, which represents the potential right to receive the increase (if any) in the Fair Market Value of a share of Common Stock on the date of the exercise of such right over the Reference Value of such share of Common Stock on the date the right is granted.

2.29  “Stock Option” or “Option.”  A grant of a right to purchase Common Stock pursuant to the provisions of the Plan.

2.30  “Subsidiary.”  A subsidiary corporation, as defined in Code Section 424(f), that is a subsidiary of the Corporation.

2.31  “Tandem SAR.”  A SAR granted in connection with the concurrent grant of an Option, which SAR shall expire to the extent the related Option is exercised and vice versa.

2.32  “Termination or Dismissal For Cause.”  The meaning ascribed to such term or a similar term in a person’s employment, consulting or other agreement with the Corporation, or in the absence thereof

 (a) gross or habitual failure to perform the person’s assigned duties that is not corrected within fifteen (15) days of written notice to such person thereof; or

 (b) misconduct, including, but not limited to: (i) conviction of a crime, or entry of a plea of nolo contendere with regard to a crime, involving moral turpitude or dishonesty, (ii) illegal drug use or alcohol abuse on Corporation premises or at a Corporation sponsored event, (iii) conduct by the person which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve, (iv) participation in a fraud or act of dishonesty against the Corporation, or (v) intentional, material violation by the person of any contract between the person and the Corporation.

ARTICLE 3. ADMINISTRATION

3.1  The Administrator. The Plan shall be administered by the Board or a committee of the Board to which the Board has delegated administration of the Plan. Any such committee shall be composed of two or more members of the Board, all of whom are (a) ”non-employee directors” as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, and (b) ”outside directors” within the meaning of Code Section 162(m). The Board may from time to time remove members from, or add members to, such committee. Vacancies on such committee, however caused, shall be filled by the Board. The Board may at any time, and from time to time, revest in itself the administration of the Plan.

3.2  Powers of the Administrator.

(a)  The Administrator shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Participants and any person claiming under or through a Participant, unless otherwise determined by the Board.

(b)  Subject to the terms, provisions and conditions of the Plan, the Administrator shall have exclusive jurisdiction to:

(i)  determine and select the individuals to be granted Awards (it being understood that more than one Award may be granted to the same person);

(ii)  determine the number of shares subject to each Award;

(iii)  determine the date or dates when the Awards will be granted;

(iv)  determine the exercise price of shares subject to an Option in accordance with Article 6;

(v)  determine the date or dates when an Option may be exercised within the term of the Option specified pursuant to Article 7;

(vi)  determine whether an Option constitutes an Incentive Stock Option or a Nonqualified Stock Option;

(vii)  determine the Reference Value applicable to SARs;

(viii)  determine any Performance Criteria and establish any Performance Goals with respect thereto, to be applied to an Award; and

(ix)  prescribe the form, which shall be consistent with the Plan document, of the Agreement evidencing any Awards granted under the Plan.

3.3  Liability. No member of the Board or any committee serving as the Administrator shall be liable for any action or determination made in good faith by the Board or the Administrator with respect to this Plan or any Awards granted under this Plan.

3.4  Establishment and Certification of Performance Goals. The Administrator shall establish, prior to grant, Performance Goals with respect to each Award intended to constitute a Performance Grant. Except as may otherwise be provided in Articles 8 and 11 hereof, no Option or SAR that is intended to constitute a Performance Grant may be exercised until the Performance Goal or Goals applicable thereto is or are satisfied, nor shall any share of Restricted Stock that is intended to constitute a Performance Grant be released to a Participant until the Performance Goal or Goals applicable thereto is or are satisfied.

3.5  Performance Grants Not Mandatory. Nothing herein shall be construed as requiring that any Award be made a Performance Grant.

ARTICLE 4. COMMON STOCK SUBJECT TO THE PLAN

4.1  Common Stock Authorized. The initial total aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall not exceed 4,000,000. The limitation established by the preceding sentence shall also be subject to adjustment as provided in Article 11.

4.2  Shares Available. The Common Stock to be issued under the Plan shall be the Corporation’s Common Stock which shall be made available at the discretion of the Administrator, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation, including shares purchased in the open market. In the event that any outstanding Award under the Plan for any reason expires, terminates, or is forfeited, the shares of Common Stock allocable to such expiration, termination, or forfeiture may thereafter again be made subject to an Award under the Plan.

4.3  Use and Replenishment of Authorized Shares. All Awards shall be charged, on a share-for-share basis, against the shares authorized under Section 4.1; provided, however, that shares subject to a Tandem SAR shall be charged against the authorized shares only once for the overall number of shares subject thereto and not for both the number of shares subject to the Tandem SAR portion of the Award and the number of shares subject to the Option portion of the Award. The provisions of the preceding sentence shall apply whether an exercised SAR is settled in cash or stock, or partly in both. In the event that any outstanding Award under the Plan for any reason expires, terminates, or is forfeited, the shares of Common Stock allocable to such expiration, termination, or forfeiture may thereafter again be made subject to an Award under the Plan; provided, however, shares subject to a Tandem SAR shall be replenished only once for the overall number of shares subject thereto and not for both the number of shares subject to the SAR portion of the Award and the number of shares subject to the Option portion of the Award.

ARTICLE 5. ELIGIBILITY

5.1  Participation. The Administrator shall grant awards only to persons who are Employees, Consultants, or Non-Employee Directors.

5.2  Incentive Stock Option Eligibility. The Administrator may grant Incentive Stock Option Awards only to Employees. Notwithstanding any other provision of the Plan to the contrary, an individual who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Corporation shall not be eligible for the grant of an Incentive Stock Option, unless the special requirements set forth in Sections 6.1 and 7.1 are satisfied. For purposes of this section, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries. “Outstanding stock” shall include all stock actually issued and outstanding immediately before the grant of the Option. “Outstanding stock” shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

ARTICLE 6. STOCK OPTIONS IN GENERAL

6.1  Exercise Price. The exercise price of an Option to purchase a share of Common Stock shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, except that the exercise price shall be not less than 110% of such Fair Market Value in the case of an Incentive Stock Option granted to any individual described in the second sentence of Section 5.2. The exercise price of an Option to purchase a share of Common Stock shall be, in the case of a Nonqualified Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. In no event shall the exercise price of an Option be less than the fair market value (as determined under Code Section 409A and the guidance promulgated thereunder) on the date of grant. The exercise price shall be subject to adjustment pursuant to the limited circumstances set forth in Article 11.

6.2  Limitation on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date an Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under the Plan and any other plan maintained by the Corporation or a Subsidiary) shall not exceed $100,000.

6.3  Limitation on Option Awards. Awards of Options under this Plan (and any other plan of the Corporation or a Subsidiary providing for stock option awards) to any individual Employee shall not exceed, in the aggregate, Options to acquire 1,000,000 shares of Common

Stock during any period of 12 consecutive months. Such limitation shall be subject to adjustment in the manner described in Article 11. The limitation in this section shall not include Options that are granted as a part of Tandem SARs. This limitation shall be construed and applied consistently with Section 162(m) of the Code.

6.4  Transferability of Options.

(a)  Except as provided in Subsection (b), an Option granted hereunder shall not be transferable other than by will or the laws of descent and distribution, and such Option shall be exercisable, during the Optionee’s lifetime, only by such Optionee.

(b)  An Optionee may, with the prior approval of the Administrator, transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Optionee’s “immediate family” (including a trust, partnership, or limited liability company or other entity for the benefit of the Optionee and/or one or more of such members to the extent that a registration statement on Form S-8 may be used for the exercise of an Option by such entity), subject to such limits as the Administrator may impose, and the transferee shall remain subject to all terms and conditions applicable to the Option prior to its transfer. The term “immediate family” shall mean an Optionee’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, grandchildren and any other family member as to whom a registration statement on Form S-8 may be used for the exercise of an Option.

ARTICLE 7. TERM, VESTING AND EXERCISE OF OPTIONS

7.1  Term and Vesting. Each Option granted under the Plan shall terminate on the date determined by the Administrator, and specified in the Agreement; provided, however, that (i) each intended Incentive Stock Option granted to an individual described in the second sentence of Section 5.2 shall terminate not later than five years after the date of the grant, (ii) each other intended Incentive Stock Option shall terminate not later than ten years after the date of grant, and (iii) each Option granted under the Plan which is intended to be a Nonqualified Stock Option shall terminate not later than ten years after the date of grant. Each Option granted under the Plan shall become exercisable (i.e., vested) only after the earlier of the date(s) (i) determined by the Administrator and specified in an Agreement, including a date that may be tied to the satisfaction of one or more Performance Goals); and (ii) if provided in an Agreement, the Optionee’s death, disability or Retirement. Except as provided in Article 8, an Option may be exercised only during the continuance of the Optionee’s employment or service with the Corporation or a Subsidiary.

7.2  Exercise.

(a)  A person electing to exercise an Option shall give notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full exercise price of the shares he or she has elected to purchase. The exercise notice shall be delivered to the Corporation in person, by certified mail, or by such other method (including electronic transmission) and in such form as determined by the Administrator. The exercise price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, unless the Administrator otherwise provides prior to exercise, an

Optionee may exercise an Option by tendering to the Corporation shares of Common Stock owned by him or her and having a Fair Market Value equal to the cash exercise price applicable to the Option (with the Fair Market Value of such stock to be determined in the manner provided in Section 6.3) or by delivering such combination of cash and such shares as the Administrator in its sole discretion may approve; further provided, however, that no such manner of exercise shall be permitted if such exercise would violate Section 402 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless it has been held, beneficially and of record, for at least six months (or such longer time as may be required by applicable securities law or accounting principles to avoid adverse consequences to the Corporation, a Subsidiary, or a Participant). If the Administrator so provides, the exercise price may be paid in any other form permitted by applicable law.

(b)  A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

(c)  Unless the Administrator otherwise provides, at the request of the Participant and to the extent permitted by applicable law, the Participant may pay the exercise price by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon the exercise of an Option and to remit to the Corporation a sufficient portion of the sales proceeds to pay the entire exercise price and any tax withholding required as a result of such exercise.

ARTICLE 8. EXERCISE OF OPTIONS FOLLOWING TERMINATION
OF EMPLOYMENT OR SERVICE

8.1  Retirement; Other Termination by Corporation or Subsidiary. In the event of an Optionee’s termination of employment or Optionee’s termination of service as a Non-Employee Director (i) due to Retirement or (ii) by the Corporation or a Subsidiary other than Termination for Cause, such Optionee’s Option shall lapse at the earlier of the expiration of the term of such Option or, unless otherwise determined by the Administrator:

(a)  in the case of an Incentive Stock Option, three months from the date of such termination of employment; and

(b)  in the case of a Nonqualified Stock Option, one year from the date of such termination of employment or service.

8.2  Death or Total Disability. In the event of an Optionee’s termination of service due to death or Disability, such Optionee’s Option shall lapse at the earlier of the expiration of the term of such Option or, unless otherwise determined by the Administrator:

(a)  in the case of termination of employment or service due to death, eighteen (18) months from the date of termination of such employment or service; and

(b)  in the case of termination of employment or service due to Disability, one year from the date of such termination of employment or service.

8.3  Termination or Dismissal For Cause; Other Termination by Optionee. In the event of an Optionee’s Termination or Dismissal For Cause, or in the event of termination of employment or service with the Corporation or a Subsidiary at the election of an Optionee, such Optionee’s Option shall lapse three months from the date of such termination of employment or service unless otherwise determined by the Administrator.

8.4  Special Termination Provisions for Options.

(a)  In the event that an Optionee’s employment or service with the Corporation or a Subsidiary is terminated and the Administrator deems it equitable to do so, the Administrator may, in its discretion, waive any continuous service requirement for vesting (but not any Performance Goals) specified in an Agreement pursuant to Section 7.1 and permit exercise of an Option held by such Optionee prior to the satisfaction of such continuous service requirement. Any such waiver may be made with retroactive effect, provided it is made within 60 days following the Optionee’s termination of employment or service.

(b)  Notwithstanding any waiver by the Administrator of the continuous service requirement with respect to an Option as set forth in Section 8.4(a) above and the circumstance of an Optionee’s termination of employment or service with the Corporation or a Subsidiary is described in Sections 8.1 or 8.2, such Option shall lapse as otherwise provided in the relevant section.

(c)  Notwithstanding anything to the contrary contained herein, following termination of an Optionee’s employment or service with the Corporation, any Option that remains exercisable shall terminate immediately if the Optionee disparages the Corporation or violates the terms of any non-competition or other agreement then in effect between the Optionee and the Corporation, in each case as reasonably determined by the Administrator.

ARTICLE 9. RESTRICTED STOCK

9.1  In General. Each Restricted Stock Award shall be subject to such terms and conditions as may be specified in the Agreement issued to a Participant to evidence the grant of such Award. Restricted Stock may be issued to a Participant for no payment by the Participant or for such payment, including payment below the Fair Market Value of the Restricted Stock on the date of grant, as the Administrator may determine.

9.2  Minimum Vesting Period for Certain Restricted Stock Awards. Each Restricted Stock Award granted to a Participant shall become free of restriction (i.e., become vested) at such times or upon such events (including, without limitation, the satisfaction of one or more Performance Goals) as determined by the Administrator and specified in an Agreement.

9.3  Waiver of Vesting Period for Certain Restricted Stock Awards. In the event that a Participant’s employment or service with the Corporation or a Subsidiary is terminated and the Administrator deems it equitable to do so, the Administrator may, in its discretion waive any minimum vesting period (but not the satisfaction of any Performance Goals) with respect to a

Restricted Stock Award held by such Participant. Any such waiver may be made with retroactive effect, provided it is made within 60 days following such termination of employment or service.

9.4  Issuance and Retention of Share Certificates By Corporation. One or more share certificates shall be issued upon the grant of a Restricted Stock Award; but, until such time as the Restricted Stock shall vest or otherwise become distributable by reason of satisfaction of one or more Performance Goals, the Corporation shall retain such share certificates. In lieu of the foregoing, the Corporation may instruct its transfer agent to make a book entry record showing ownership of the Restricted Stock in the name of the Participant subject to the terms and conditions of the Plan and the applicable Agreement.

9.5  Stock Powers. At the time of the grant of a Restricted Stock Award, the Participant to whom the grant is made shall deliver such stock powers, endorsed in blank, as may be requested by the Corporation.

9.6  Release of Shares. Within 30 days following the date on which a Participant becomes entitled under an Agreement to receive shares of previously Restricted Stock, the Corporation shall deliver to him or her a certificate evidencing the ownership of such shares or, at the request of the Participant, shall arrange for a transfer of the previously Restricted Stock in book entry form to a brokerage account designated by the Participant.

9.7   Forfeiture of Restricted Stock Awards. In the event of the forfeiture of a Restricted Stock Award, by reason of a Participant’s termination of employment or service with the Corporation or a Subsidiary prior to vesting, the failure to achieve a Performance Goal or otherwise, the Corporation shall take such steps as may be necessary to cancel the affected shares and return the same to its treasury.

9.8  Assignment, Transfer, Etc. of Restricted Stock Rights. The potential rights of a Participant to shares of Restricted Stock may not be assigned, transferred, sold, pledged, hypothecated, or otherwise encumbered or disposed of until such time as unrestricted certificates for such shares are received by him or her or a book entry transfer is made to the Participant’s brokerage account unless otherwise determined by the Administrator.

ARTICLE 10. STOCK APPRECIATION RIGHTS

10.1  In General. SARs shall be subject to such terms and conditions as may be specified in the Agreement issued to the Participant to evidence the grant of such an Award; provided, however, that in no event shall the Reference Value of a SAR be less than the Fair Market Value  on the date of grant.

10.2  Term, Vesting and Exercise Following Termination. SARs shall be subject to the Plan’s term and vesting rules, and the rules for exercise following termination of service, applicable to Nonqualified Stock Options; provided, however, that in the case of a Tandem SAR, such SAR shall be subject to the same term and vesting rules, and the rules for exercise following termination of service, applicable to its related Option.

10.3  Exercise Procedures and Payment. SARs shall be subject to such exercise procedures as may be established by the Administrator in the relevant Agreement. Payment required upon the exercise of a SAR shall be made within 30 days of exercise and may be made in cash, stock, or partly in both, as specified by the Administrator in the relevant Agreement or otherwise.

10.4  Certain Additional Provisions and Conditions. The Agreement evidencing the grant of any Tandem SAR under the Plan shall contain such additional provisions and conditions as may be necessary to comply with any applicable securities law and exchange-related requirements and, in the case of a Tandem SAR that includes an intended Incentive Stock Option, such provisions and conditions as may be necessary to qualify the Option as such.

10.5  Assignment, Transfer, Etc. of SARs. The rights of a Participant under a SAR shall not be transferable other than by will or the laws of descent and distribution and such SAR shall be exercisable, during the Participant’s lifetime, only by him or her, provided, however, that a Tandem SAR shall be transferable to the same extent as the related Stock Option.

10.6  Limitation on SAR Awards. Awards of SARs under this Plan (and any other plan of the Corporation or a Subsidiary providing for SAR awards) to any individual Employee shall not exceed, in the aggregate, SARs for 1,000,000 shares of Common Stock during any period of 12 consecutive months. Such limitation shall be subject to adjustment in the manner described in Article 11.  This limitation shall be construed and applied consistently with Section 162(m) of the Code.

ARTICLE 11. ADJUSTMENT PROVISIONS

11.1  Share Adjustments.

(a)  In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or any other entity, or if the number of such shares of Common Stock shall be changed through the payment of a stock dividend, stock split or reverse stock split, then (i) the shares of Common Stock authorized hereunder to be made the subject of Awards, (ii) the shares of Common Stock then subject to outstanding Awards and the exercise price thereof (where relevant), (iii) the maximum number of Awards that may be granted within a 12-month period and (iv) the nature and terms of the shares of stock or securities subject to Awards hereunder shall be increased, decreased or otherwise changed to such extent and in such manner as may be necessary or appropriate to reflect any of the foregoing events.

(b)  If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

(c)  The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

11.2  Corporate Changes. A liquidation or dissolution of the Corporation, a merger or consolidation in which the Corporation is not the surviving entity or a sale of all or substantially all of the Corporation’s assets in a single transaction or series of related transactions shall cause each outstanding Award to terminate, except to the extent that another corporation or other entity may and does, in the transaction, assume and continue the Award, substitute its own awards, or otherwise makes provision for the payment of appropriate value therefor.

11.3  Fractional Shares. Fractional shares resulting from any adjustment in Awards pursuant to this Article may be settled, as the Administrator shall determine.

11.4  Binding Determination. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding, and conclusive. The Corporation shall give notice of any adjustment to each holder of an Award that has been so adjusted.

ARTICLE 12. GENERAL PROVISIONS

12.1  Effective Date. The Plan shall become effective the Adoption Date, provided that stockholder approval is obtained within 12 months of the adoption of the Plan by the Board.

12.2  Termination of the Plan. Unless previously terminated by the Board, the Plan shall terminate on, and the Administrator shall grant no Award after the day immediately preceding the tenth anniversary of the Adoption Date.

12.3  Limitation on Termination, Amendment, Modification, or Suspension.

(a)  The Board may at any time terminate, amend, modify, or suspend the Plan, provided that, without the approval of the stockholders of the Corporation, no amendment or modification shall be made solely by the Board which:

(i)  increases the maximum number of shares of Common Stock as to which Awards may be granted under the Plan (except as provided in Section 11.1);

(ii)  changes the class of eligible Participants; or

(iii)  otherwise requires the approval of stockholders under applicable federal or state law or the requirements of any securities exchange on which the securities of the Corporation are then listed to avoid potential liability or adverse consequences to the Corporation or a Participant.

(b)  No termination, amendment, modification, or suspension of the Plan shall in any manner affect any Award theretofore granted under the Plan without the consent of the Participant or any person validly claiming under or through the Participant.

12.4  No Right to Grant of Award or Continued Service. Nothing contained in this Plan or otherwise shall be construed to (a) require the grant of an Award to an individual who meets the eligibility criteria set forth in Article 5, or (b) confer upon a Participant any right to continue in the employment or service with the Corporation or any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the Participant’s employment or service with the Corporation or Subsidiary at any time and for any reason.

12.5  No Obligation. No exercise of discretion under this Plan with respect to an event or person shall create an obligation to exercise such discretion in any similar or same circumstance, except as otherwise provided or required by law.

12.6  Code Section 409A. This Plan is intended to be exempt from the provisions of Code Section 409A by reason of not being deemed a “nonqualified deferred compensation plan” within the meaning of Code Section 409A(d)(1). Each of the provisions of this Plan document, however, are qualified by reference to provisions of Code Section 409A, and the guidance promulgated thereunder, to the extent such section applies to this Plan. Notwithstanding anything herein to the contrary, if Code Section 409A is applicable, the exercise of any discretionary authority and the implementation or carrying out of each other provision of the Plan shall be conditioned upon the conditions and limitations of Code Section 409A and compliance with its specific terms, as the same may have been interpreted by regulatory, case law, or other governing authority. Further, if this Plan or any Option or SAR granted hereunder is, or shall become subject to the provisions of Code Section 409A, the Administrator may, without any action or consent by the holder of the Option or SAR, amend the applicable Agreement to add such provisions as may be necessary so that such Option or SAR will comply with the requirements of Code Section 409A, including, without limitation, a requirement that any Common Stock to be issued upon the exercise of the Option or SAR in a year following the year in which such Option or SAR vests must be issued in accordance with a fixed pre-determined schedule. If the Administrator does not so amend an Agreement, each such affected Option or SAR shall be deemed exercised on the date it vests, or the date the Plan or such Option or SAR, as applicable, becomes subject to Code Section 409A; provided, however, that if an Optionee is unable to deliver the exercise price and required withholding taxes to the Corporation with respect to an affected Option, such Optionee shall be paid in one lump sum as soon as practicable, to the extent permitted by tax, corporate, securities, and any other relevant laws, (a) the excess (if any) of the Fair Market Value of the Option or SAR at the relevant time over the exercise price, less (b) the required tax withholdings.

12.7  Special Rules of Interpretation for Participants Who are not Employees. In the case of a Participant who is not an Employee on the date on which an Award is made, (a) all references herein to “termination of employment or service” (or words to that effect) shall be construed as references to termination of the working or consulting relationship with the Corporation or Subsidiary, as the case may be and (b) this Plan shall otherwise be construed, as appropriate, to take into account that such Participant is or was not an Employee on the date of grant of an Award.

12.8  Change in Control. The Administrator shall have the power to specify in the applicable Agreement, or otherwise provide by resolution prior to a Change in Control or the occurrence of any other event described in Section 11.2,  (i) that all or a portion of the outstanding Awards shall vest, become immediately exercisable or payable and have all restrictions lifted upon, or immediately prior to, a Change in Control or such other event and (ii) that following a Change in Control, all or a portion of any Awards not terminated pursuant to Section 11.2 shall be exercisable for the full term thereof notwithstanding any termination of employment or services as a Non-Employee Director by the Award holder.

12.9  Miscellaneous Rules of Construction. The transfer of an Employee between the Corporation and any of its Subsidiaries, without more, shall not be deemed a termination of the employment relationship for purposes of this Plan. The change in status of a Participant from an Employee to a Consultant and vice versa shall not constitute a termination of employment or service for purposes of this Plan (except with respect to the eligibility requirements to receive an Incentive Stock Options as set forth in Section 5.2).

12.10  Withholding Taxes.

(a)  Subject to the provisions of Subsection (b), the Corporation will require, where sufficient funds are not otherwise available, that a Participant who is an Employee pay or reimburse to it any withholding taxes when withholding is required by law.

(b)  Unless the Administrator otherwise provides, a Participant who is an Employee may satisfy the withholding obligation described in Subsection (a), in whole or in part, by electing to have the Corporation withhold shares of Common Stock (otherwise issuable to him or her) having a Fair Market Value equal to the amount required to be withheld. An election by a Participant who is an Employee to have shares withheld for this purpose shall be subject to such conditions as may then be imposed thereon by any applicable securities law.

12.11  Listing and Registration of Shares.

(a)  No Option or SAR granted pursuant to the Plan shall be exercisable in whole or in part, and no share certificate shall be delivered, if at any relevant time the Administrator determines in its discretion that the listing, registration, or qualification of the shares of Common Stock subject to an Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such Award, until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator.

(b)  If a registration statement under the Securities Act with respect to the shares issuable under the Plan is not in effect at any relevant time, as a condition of the issuance of the shares, a Participant (or any person claiming through a Participant) shall give the Administrator a written or electronic statement, satisfactory in form and substance to the Administrator, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issued under the Plan the following legend or such other legend as the Administrator may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“ACT”) AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED.”

12.12  Gender; Number. Words of one gender, wherever used herein, shall be construed to include each other gender, as the context requires. Words used herein in the singular form shall include the plural form, as the context requires, and vice versa.

12.13  Applicable Law. Except to the extent preempted by federal law, this Plan document, and the Agreements issued pursuant hereto, shall be construed, administered, and enforced in accordance with the domestic internal law of the State of Delaware.

12.14  Headings. The headings of the several Articles and Sections of this Plan document have been inserted for convenience of reference only and shall not be used in the construction of the same.